UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): August 31, 2018
Commission file number: 0-53600
SRPING PHARMACEUTICAL GROUP, INC.
(Exact name of registrant as specified in its charter)
Delaware	30-0781441
(State or Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)

c/o Shandong Spring Pharmaceutical Co., Ltd. Economic Development Zone, Gucheng Road, Sishui County, Shandong Province 373200 People's Republic of China
(Address of principal executive offices)

+86 0537-4268271
(Issuer's telephone number)

China YCT International Group, Inc.
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 9.01 Exhibits.

Exhibit 99.1	Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

 Spring Pharmaceutical Group, Inc.

By: /s/ Tinghe Yan

Tinghe Yan
Chief Executive Officer
Dated:  August 31, 2018